UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

RENN Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(5)	Total fee paid: $_____________________

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule, and the date of its filing.

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(4)	Date filed: ______________________________________________

RENN fUND, INC.

c/o Horizon Kinetics Asset Management LLC

470 Park Avenue South, 3rd Floor South

New York, NY 10016

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2020

SOLICITATION OF PROXIES

To the Shareholders of RENN FUND, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of RENN Fund, Inc., a Texas corporation (the “Fund”), will be held in a virtual-only format conducted via live audio webcast on Tuesday, September 15, 2020 at 1:00 p.m., Eastern Standard time, for the following purposes:

1.	to elect Alice C. Brennan as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until her successor is elected and qualified;

2.	to elect Eric Sites as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified;

3.	to ratify the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ending December 31, 2020;

4.	to transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

The close of business on July 24, 2020, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment. The enclosed proxy is being solicited on behalf of the Board.

IMPORTANT NOTICE

Out of an abundance of caution and to proactively deal with potential issues arising from the public health impact of Coronavirus-19 (“COVID”), the Annual Meeting is currently scheduled to take place in a virtual-only format conducted via live audio webcast online. Accordingly, shareholders will not be able to attend the Annual Meeting in person and the Fund strongly encourages all shareholders who wish to attend and participate in the Annual Meeting to carefully follow the procedures described herein to ensure they can attend and participate in the Annual Meeting virtually via live audio webcast online.

In order to participate in the virtual Annual Meeting, shareholders must register by following this link https://attendee.gotowebinar.com/register/2377756975084812300. Once registered, an email will be sent containing instructions on how to join the webinar either through the Internet or an audio connection. We encourage all shareholders to register in advance for the virtual Annual Meeting. Shareholders will be able to listen, vote, and submit questions from their home or from any location. Questions may also be submitted in advance and emailed to rennfund@horizonkinetics.com.

We suggest all shareholders submit their votes well in advance of the Annual Meeting. You may vote your shares: (1) by telephone; (2) via the Internet; or (3) by completing, signing, dating, and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope. Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card. Prompt response by our shareholders will reduce the time and expense of solicitation. To ensure proper representation at the Annual Meeting, please complete, sign, date, and return the proxy card in the enclosed, self-addressed envelope.

You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting virtually and wish to change your vote, you may do so by faxing your completed proxy card to (718) 765-8730 at the Annual Meeting. Even if you vote your shares prior to the Annual Meeting, you still may virtually attend the Annual Meeting.

By Order of the Board of Directors

/s/ JAY KESSLEN

Jay Kesslen

Acting Corporate Secretary

New York, New York

July 1, 2020

RENN FUND, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, SEPTEMBER 15, 2020

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of RENN Fund, Inc., a Texas corporation (the “Fund”). The Fund’s Board of Directors is soliciting proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually on Tuesday, September 15, 2020, at 1:00 p.m., Eastern Standard time, and at any adjournment(s). This Proxy Statement is being sent to Shareholders on or about August 4, 2020.

The accompanying proxy card is designed to permit each shareholder to vote for or against, or to abstain from voting on, the proposals described in this Proxy Statement (collectively, the “Proposals”). When a shareholder’s executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Meeting FOR the Proposals:

1.	to elect Alice C. Brennan as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until her successor is elected and qualified;

2.	to elect Eric Sites as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified;

3.	to ratify the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ending December 31, 2020;

4.	to transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

The Board of Directors encourages shareholders to participate in the Annual Meeting virtually by registering in advance through the following link: https://attendee.gotowebinar.com/register/2377756975084812300. Once registered, an email will be sent containing instructions on how to join the webinar either through the Internet or an audio connection. Shareholders will be able to listen, vote, and submit questions from any location. Questions may also be submitted in advance and emailed to rennfund@horizonkinetics.com. Executing and returning the accompanying proxy card will not affect a shareholder’s right to attend the virtual Annual Meeting. Any shareholder who was given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation prior to the date of the meeting to Corporate Secretary, RENN Fund, Inc., c/o Horizon Kinetics Asset Management, LLC, 470 Park Avenue South, 3rd Floor S, New York, NY 10016, by executing and delivering a later-dated proxy. No revocation notice or later-dated proxy, however, will be effective until received by the Fund at, or prior to, the virtual Annual Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere virtual attendance at the Annual Meeting will not by itself revoke the proxy.

In addition to soliciting proxies by mail, officers and Directors of the Fund and officers, directors, and employees of the Adviser may solicit the return of proxies by personal interview, mail, telephone, and facsimile. These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses by Horizon Kinetics Asset Management LLC. After the date of this Proxy Statement, but prior to the date of the virtual Annual Meeting, the Fund may engage a proxy solicitation firm at a cost to be negotiated but paid for by Horizon Kinetics Asset Management LLC. Brokerage houses and other custodians, nominees, and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares. Horizon Kinetics Asset Management LLC will pay all costs of solicitation.

You may obtain copies of the Fund’s proxy materials and of its Annual Shareholders Report for the year ended December 31, 2019, from the Fund’s website at www.rencapital.com, or you may call American Stock Transfer & Trust Company, LLC, our transfer agent, at (800) 937-5449, and request that a copy be mailed to you free of charge.

The Fund’s principal offices are located at 470 Park Avenue South, 3rd Floor South, New York, New York 10016, which is the current address of Horizon Kinetics Asset Management LLC. Shareholders will not be allowed entry into this location, however, and may only participate in the virtual Annual Meeting by following the instructions contained herein.

PURPOSES OF THE MEETING

At the virtual Annual Meeting, Shareholders will consider and vote upon the following matters:

1.	to elect Alice C. Brennan as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until her successor is elected and qualified;

2.	to elect Eric Sites as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified;

3.	to ratify the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ending December 31, 2020;

4.	to transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

RECORD DATE AND SHARE OWNERSHIP

The close of business on July 24, 2020, has been fixed as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment. At the close of business on the Record Date, the Fund had outstanding 5,951,955.761 shares of common stock held by approximately 351 registered owners and 851 beneficial owners.

QUORUM REQUIRED

A quorum must be present at the virtual Annual Meeting for any business to be conducted. The presence at the virtual Annual Meeting, in person (virtually) or by proxy, of the holders of a majority of all the shares entitled to vote at the Annual Meeting will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares held in street name for which the broker has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain Proposals (which are considered “Broker Non-Votes” with respect to such Proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the virtual Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought, to permit the further solicitation of proxies.

VOTE REQUIRED

Each share of common stock of the Fund is entitled to one vote on each matter to be voted upon at the virtual Annual Meeting. The common stock is the only class of securities of the Fund entitled to vote at the virtual Annual Meeting. A shareholder is entitled to vote all shares of common stock held of record at the close of business on the Record Date, in person (virtually) or by proxy, at the virtual Annual Meeting. There are no cumulative voting rights. All votes will be tabulated by the Inspector of Elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

Approval of the election of the Directors (Proposals One and Two) consists of two separate votes. The affirmative vote of a majority of the votes cast at the virtual Annual Meeting is sufficient to independently elect each of Alice C. Brennan and Eric Sites as Directors. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

Ratification of the Board’s appointment of auditor of the Fund for the 2020 fiscal year (Proposal Three). The affirmative vote of a majority of the shares present, in person (virtually) or by proxy, and entitled to vote at the virtual Annual Meeting is required for the ratification of the selection of the Fund’s independent auditor. An abstention will have the effect of a vote against the ratification of the appointment of Tait, Weller & Baker LLP, as the Fund’s independent auditor. Shares represented by broker non-votes, if any, will not be considered entitled to vote on this Proposal, and therefore will not have any effect on the outcome of the vote to ratify the appointment of the auditor.

Broker-dealers are prohibited from voting on certain matters for which they have not received voting instructions from the beneficial owners of shares held in street name. Proxies submitted by brokers are considered “broker non-votes” with respect to such matters, and the shares represented by those proxies will not be considered entitled to vote on such matters, but will be deemed present at the virtual Annual Meeting for purposes of establishing a quorum. Under applicable stock exchange rules, broker-dealers are permitted to vote, in their discretion, on certain routine matters, including the election of directors of an investment company, such as the Fund, registered under the 1940 Act and the ratification of the appointment of auditors. Therefore, the Fund does not expect that there will be any broker non-votes on Proposal One or Proposal Two.

Additional solicitation. If there are not enough votes to approve any Proposals at the virtual Annual Meeting, the shareholders who are present or represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought to permit, the further solicitation of proxies.

Also, a shareholder vote may be taken on any of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such Proposal.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

In lieu of mailing in the proxy card, shareholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communications Services online program, which provides eligible street-name shareholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in that program, they will furnish you with a proxy card with instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided. To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the virtual Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the virtual Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue, Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Thursday, September 10, 2020. You will receive a confirmation of your registration by email after we receive your registration materials.

You may attend the virtual Annual Meeting and vote your shares by first registering at https://attendee.gotowebinar.com/register/2377756975084812300. . Once registered, an email will be sent containing instructions on how to join the webinar either through the Internet or an audio connection. Shareholders will be able to listen, vote, and submit questions from their home or from any location. Questions may be submitted in advance and emailed to rennfund@horizonkinetics.com. We encourage you to register for the meeting prior to the start time leaving ample time for the check in.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund’s common stock as of July 31, 2020, for: (i) all persons who are beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock; (ii) each Director and nominee for Director of the Fund; and (iii) all executive officers and Directors of the Fund as a group. The Fund has no officers other than the individuals named in the table below.

Name of Beneficial Owners(1)	Number of Shares Beneficially Owned Directly or Indirectly	Percent of Class
Russell Cleveland, Director[2]	359,618(3)	6.04%
Murray Stahl, Director, President, Chief Executive Officer, Chairman of the Board and CFO	13,484(4)	0.23%
Eric Sites, Director	2,000	0.03%
Alice C. Brennan, Director	500	0.01%
Herbert M. Chain, Director	500	0.01%

All Directors and Executive Officers as a group (5 persons)[1]	376,102	6.32%

(1)	The address of all persons named in the table other than Mr. Cleveland is c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, 3rd Floor South, New York, New York 10016. Mr. Cleveland’s address is c/o RENN Capital Group, Inc., 11520 North Central Expressway, Suite 162, Dallas, Texas 75243.

(2)	Mr. Cleveland is an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

(3)	All shares are owned by the Cleveland Family Limited Partnership, of which Mr. Cleveland is the managing partner and also a limited partner.

(4)	These shares are held by an account for which Mr. Stahl serves as managing member and in which he, along with other shareholders of Horizon Kinetics Asset Management LLC, owns an interest. Mr. Stahl disclaims beneficial ownership over approximately 80% of the shares reported as he does not have a pecuniary interest in such shares.

None of the above individuals beneficially owns equity securities in registered investment companies within the same Family of Investment Companies as the Fund. A “Family of Investment Companies” is two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped with any such companies. None of the above individuals directly or indirectly owns beneficially or of record any class of securities of any entity controlling, controlled by, or under common control with the Adviser, other than as disclosed above regarding the Fund.

PROPOSAL ONE

ELECTION OF CLASS ONE DIRECTORS

Pursuant to the Fund’s Restated Articles of Incorporation and Bylaws, the Board of Directors is to consist of one or more Directors, the number of which may be increased or decreased from time to time by resolution adopted by a majority of the Board.

The Board is divided into three classes, and each class normally serves for a three-year term. Under Texas law, procedures are available to remove Directors even if they are not then standing for re-election. Otherwise, ordinarily only those Directors in a single class may be changed in any one year. Having a classified Board of Directors may be regarded as an “anti-takeover” provision by making it more difficult for shareholders to change the majority of Directors, and may have the effect of maintaining the continuity of management.

The nominees for Class One Directors each of whom receives the majority of the votes cast for that directorship will be elected.

INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTOR

Term of Office. The term of office of the Class One Directors expires at this Annual Meeting of Shareholders. The current Class One Directors, Alice C. Brennan and Eric Sites are proposed to be re-elected at the Annual Meeting, to serve for a term of three (3) years or until their successor is elected and qualified. The terms of office of the Class Two Director will expire at the Annual Meeting to be held in 2021, and the terms of office for the Class Three Directors will expire at the Annual Meeting to be held in 2022.

Name(1)	Position(s) Held with the Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships	Current Term and Time Served	Portfolios in Fund Complex(2) Overseen by Director or Nominee
Interested Directors:
Russell Cleveland (3) Age 81

Director of the Fund (principal occupation)

Class Three Director of the Fund

Other Directorships:

Former Director of AnchorFree, Inc.

Former Director of iSatori, Inc., formerly a Portfolio

company (nutraceutical preparations)

Former Director of Cover-All Technologies, Inc., a non-

portfolio public company. (ins SW lic & maint)

Former Director of Access Plans, Inc. (dir. mail/advert)

Former Director of BPO Management Services, Inc.

(business process outsourcing)

Former Director of CaminoSoft (systems software)

		Annual/Since 1994 Until 2022 Annual Meeting/Since 1994 2012-2018 2003-2015 2003 - 2015 2008 - 2009 2006 - 2011 2004 - 2011	One

Name(1)	Position(s) Held with the Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships	Current Term and Time Served	Portfolios in Fund Complex(2) Overseen by Director or Nominee
Murray Stahl(4) Age 66

Chairman, President, CEO of the Fund

Class Three Director of the Fund

 Chairman, Chief Executive Officer and Chief Investment

Strategist of Horizon Kinetics LLC (Principal occupation)

Other Directorships:

Chairman, the FRMO Corp. (OTC Pink: FRMO)

Director, Winland Electronics, Inc. (environmental monitoring)

Director, IL&FS Securities Services Ltd (securities market services)

Director, Bermuda Stock Exchange (stock exchange)

Chairman, Minneapolis Grain Exchange (commodity exchange)

Director, MSRH, LLC (investment advisory)

		Annual/Since 2017 Until 2022 Annual Meeting/Since 2017 Annual/Since 1994 Since 2001 Since 2015 Since 2008 Since 2014 Since 2013 Since 2013	Ten
Eric Sites(4) Age 41	Class One Director of the Fund Portfolio Manager, Horizon Kinetics Asset Management LLC (Principal occupation) Other Directorship: Director, Bermuda Stock Exchange	Until 2020 Annual Meeting/Since 2017 Since 2004 Since 2016	One
Independent Directors:
Alice C. Brennan Age 67

Class One Director of the Fund

Independent Consultant (legal and compliance risk

oversight) (Principal occupation)

Associate General Counsel, Chief Compliance Officer &

Chief Trademark and Copyright Counsel, Verizon

Wireless (prior principal occupation)

		Until 2020 Annual Meeting/Since 2017 Since 2014 2000-2014	One

Name(1)	Position(s) Held with the Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships	Current Term and Time Served	Portfolios in Fund Complex(2) Overseen by Director or Nominee
Herbert M. Chain Age 67

Class Two Director of the Fund

Senior Director, Marks Paneth (Principal occupation)

Assistant Professor and Executive Director, Center for

Executive Education, and Director of External Relations, Tobin College of Business, St. John’s University

Founder and Managing Member, HMC Business

Consulting LLC (financial reporting and controls)

Trustee and Audit Committee Chair, Infusive US Trust

Director, Board of Trustees, Treasurer & Executive Committee Member, The Kew-Forest School

Board Chair, Queens Symphony Orchestra

Board President, Queens Symphony Orchestra

Board Member & Treasurer, Queens Symphony Orchestra

Adjunct Professor, St. John’s University

Adjunct Instructor, New York University

Audit Partner, Deloitte & Touche LLP

		Until 2021 Annual Meeting/Since 2017 Since 2020 2017-2020 Since 2015 Since July 2019 Since 2016 2014-2017 2001-2017 1994-2017 2011-2017 2015-2016 1988-2015	One

(1)	The address of all persons named in the table other than Mr. Cleveland is c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, 3rd Floor South, New York, New York 10016. Mr. Cleveland’s address is c/o RENN Capital Group, Inc., 11520 North Central Expressway, Suite 162, Dallas, Texas 75243.

(2)	The term “Fund Complex” means all 1940-Act-registered investment funds, or separate portfolios of such a fund, which share a common investment adviser (or have investment advisers that are affiliated persons) or which hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not grouped into a Fund Complex with other 1940-Act-registered investment funds.

(3)	Mr. Cleveland is currently considered an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

(4)	Horizon Kinetics Asset Management LLC is the investment adviser to the Fund and Mr. Stahl and Mr. Sites are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being officers and directors of Horizon Kinetics Asset Management LLC, and in Mr. Stahl’s case, a director and beneficial owner of outstanding securities of Horizon Kinetics Asset Management LLC.

The following table sets forth information about the dollar range of equity securities owned by Mr. Cleveland and each Director in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by such person within the same Family of Investment Companies as the Fund.

Name	Dollar Range of Shares in Fund	Aggregate Dollar Range of Equity Securities in Funds Overseen by Director or Nominee in Family of Investment Companies(1)
Interested Directors:
Russell Cleveland	Over $100,000	Over $100,000
Murray Stahl	$0-$10,000	$0-$10,000
Eric Sites	$0-$10,000	$0-$10,000
Independent Directors:
Alice C. Brennan	$0-$10,000	$0-$10,000
Herbert M. Chain	$0-$10,000	$0-$10,000

(1)	The term “Family of Investment Companies” means all 1940-Act-registered investment funds that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is grouped into a Family of Investment Companies with no other 1940-Act-registered investment funds.

Board Member Attributes. The following is a summary of some of the experience, skills, and attributes that led to the conclusion that each member should serve as a Director for the Fund:

Russell Cleveland is a Chartered Financial Analyst with more than 40 years of experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. He also previously served as the President, Chief Executive Officer, sole Director, and beneficial shareholder of all of the shares of RENN Capital Group, Inc. (“RENN Group”), the prior investment adviser to the Fund. Mr. Cleveland is deemed to be a valuable Board member due to his depth of knowledge of the Fund, his business judgment, and extensive experience in the field of investment management.

Alice C. Brennan has served as a corporate officer and senior legal executive at global healthcare and technology companies for more than 20 years and has expertise in corporate risk management, regulatory compliance, corporate governance, and technology/innovation. Ms. Brennan currently serves as a business consultant to expert networks, helping their clients understand legal and ESG, compliance risk oversight, and technology trends. Previously, Ms. Brennan served as Associate General Counsel and Chief Compliance Officer for Verizon Wireless, and prior to that was Vice President, Secretary and Chief Compliance Officer for Bristol-Myers Squibb Company. Ms. Brennan received a Bachelor of Arts from Skidmore College, a Master of Arts from Columbia University and a Juris Doctor from Hofstra Law School. Ms. Brennan holds the ACCD Professional Director Certification.

Herbert M. Chain is the founder and Managing Member of HMC Business Consulting, LLC, a consulting firm that provides assistance with financial reporting and controls, IPO readiness, financial due diligence, and litigation and dispute resolution services. He is a Senior Director at Marks Paneth LLP and has served as an Assistant Professor in the Department of Accountancy and Executive Director of the Tobin Center for Executive Education, of St. John’s University. Previously, Mr. Chain was an audit partner for 27 years with Deloitte & Touche LLP where he served public and private clients, including public and private investment advisers, trust companies, ETFs, REITS, mutual funds, closed-end funds and other investment partnerships. Mr. Chain received a Bachelor of Science from Duke University, a Masters of Business Administration from the Wharton Graduate School of Business and a Masters of Science from New York University. Mr. Chain holds the NACD Directorship CertificationTM and the AACD Professional Director Certification.

Murray Stahl, the current President, Chief Executive Officer, and Director of the Fund, is a co-founder, Chief Executive Officer, and Chairman of the Board of Horizon Kinetics Asset Management LLC. He has over 30 years of investing experience and is responsible for overseeing Horizon Kinetics’ proprietary research. Murray serves as Horizon Kinetics’ Chief Investment Officer, and chairs the firm’s Investment Committee, which is responsible for portfolio management decisions across the entire firm. He is also the Co-Portfolio Manager for a number of registered investment companies, private funds, and institutional separate accounts. Additionally, Murray is the Chairman and Chief Executive Officer of FRMO Corp. He is also a member of the Board of Directors of the Bermuda Stock Exchange, MSRH, LLC, the Minneapolis Grain Exchange, Winland Electronics, Inc., and IL&FS Securities Services Limited. Prior to co-founding Horizon Kinetics, Murray spent 16 years at Bankers Trust Company (1978-1994) as a senior portfolio manager and research analyst. As a senior fund manager, he was responsible for investing the Utility Mutual Fund, along with three of the bank’s Common Trust Funds: The Special Opportunity Fund, The Utility Fund, and The Tangible Assets Fund. He was also a member of the Equity Strategy Group and the Investment Strategy Group, which established asset allocation guidelines for the Private Bank. Murray received a Bachelor of Arts in 1976 and a Master of Arts in 1980 from Brooklyn College, and an MBA from Pace University in 1985.

Eric Sites is a Vice President at Horizon Kinetics Asset Management LLC. Eric joined Horizon Kinetics in 2004 and is a Portfolio Manager and Research Analyst for the firm. He serves on the investment team for certain registered investment companies managed by the investment adviser subsidiaries of Horizon Kinetics, and also serves on the Board of the Bermuda Stock Exchange, where he is Chair of the New Business Development Committee. Eric received a BA from Southern Illinois University in 2000 and an MA from Columbia University, Teachers College in 2002.

Mr. Stahl and Mr. Sites are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being officers and directors of Horizon Kinetics Asset Management LLC, and in Mr. Stahl’s case, a director and beneficial owner of outstanding securities of Horizon Kinetics Asset Management LLC.

Diversity in Board Members. In selecting nominees for election or re-election to the Board, consideration is given to the presence on the Board of a broad spectrum of business acumen and personal perspectives. The Fund has members who bring experience in securities and finance, executive management of corporations, directorships, corporate governance and financial reporting, among others. The Fund has no policy regarding such, but it intends to keep a diversity of skills and attitudes in its Board makeup, and it assesses those qualities in any present Director or one who is being considered for nomination to the Board.

Board’s Role in Risk Management. The Board endeavors to forestall risk by its development of fundamental investment policies for approval by the shareholders and other policies which are more flexible for the Adviser’s activities on the Fund’s behalf. The Board is also involved in the assessment and monitoring of risk by virtue of its review of the Fund’s investment activities, noting whether the portfolio has industry or geographic susceptibilities, by the appointment of the Adviser’s portfolio managers to directorships on portfolio boards when indicated, and by review of the financial particulars of the Fund, including any occasions of debt. It also considers the strength of the Adviser’s staff to provide uninterruptible investment and administrative services to the Fund. The Board feels that its considerable oversight of risk fuses well with the Fund’s leadership structure.

Board Structure. Murray Stahl serves as both the Chairman of the Board and the Fund’s Chief Executive Officer, and the Board has determined that the dual role is appropriate for this Fund. Mr. Stahl is an interested person in the Fund by virtue of his roles with Horizon Kinetics Asset Management LLC, the Fund’s investment adviser, giving him an additional incentive for its good performance and protection. He does not receive compensation from the Fund for either role except for his indirect benefit from Horizon Kinetics Asset Management LLC’s management fee. The appointment of a separate person to serve as chairman would likely require the Fund to incur additional fee expense for the position, which the Board feels is unwarranted at this time. While not being named as such, the chairs of the Fund’s Audit and Governance Committees in essence serve as lead independent Directors. They regularly hold meetings without management present to assess matters concerning financial reporting and administrative risk and portfolio investment parameters and execution risk, and relay to the Chairman of the Board any concerns they may have.

Director Transactions with Affiliates. As of the record date, with the exception of interested Directors Russell Cleveland and Murray Stahl, none of the Directors own any interest in Horizon Kinetics Asset Management LLC, the Fund’s investment adviser, or any person controlling, controlled by, or under common control with Horizon Kinetics Asset Management LLC; nor has any Director, or a member of his immediate family, engaged in, or had a material interest in, a transaction or series of similar transactions involving the Fund, RENN Group or Horizon Kinetics Asset Management LLC which exceeded $120,000 in any fiscal year during the previous five fiscal years of the Fund; nor is any such transaction being currently considered. Since January 1, 2015, no Director or nominee, or a member of his or her immediate family, has had a material interest in any material transaction or any currently proposed material transaction involving the Fund, RENN Group or Horizon Kinetics Asset Management LLC, an officer of the Fund, RENN Group or Horizon Kinetics Asset Management LLC, a parent, subsidiary or other affiliate of RENN Group or Horizon Kinetics Asset Management LLC (or any officer of such a parent, subsidiary or affiliate) or any investment company having the same adviser as the Fund (or any officer of such an investment company).

Legal Proceedings. There have been no material pending legal proceedings in which any Director or nominee for Director or any affiliated person of such Director or nominee is a party adverse to the Fund or has a material interest adverse to the Fund or any of its affiliated persons. Director nominee Eric Sites filed for personal bankruptcy protection under Chapter 13 of the United States Bankruptcy Code in 2011. The Chapter 13 plan of reorganization was approved by the United States Bankruptcy Court for the Northern District of Illinois in October 2011, and Mr. Sites was granted a discharge in July 2016.

Additional information concerning the Directors may be included in the Statement of Additional Information contained in the N-2 registration statement filed with the SEC by the Fund. This information may be obtained without charge by calling 1-646-291-2300.

Board Meetings and Committees. The Board of Directors held four meetings during 2019. The Board has established an Audit Committee, a Nominating and Corporate Governance Committee, and a Pricing Committee. The Board has not established a Compensation Committee because the Fund has no employees, its officers receive no compensation from the Fund, and the Fund has never issued options or warrants to officers or Directors of the Fund. All current Directors attended 100% of the meetings held by the Board and all committees on which such Director served during 2019.

The Fund does not have a formal policy regarding director attendance at meetings of shareholders. Mr. Stahl, Mr. Sites, Mr. Chain and Ms. Brennan were elected as directors for the first time at the 2017 Meeting. Mr. Cleveland attended and served as chair of the 2017 Meeting.

Audit Committee. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. In 2019, the Audit Committee held two meetings. The primary duties and responsibilities of the Audit Committee are:

•	to select and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

•	to monitor the independence and performance of the Fund’s independent auditors, who report directly to the Audit Committee;

•	to oversee generally the accounting and financial reporting processes of the Fund and the audits of its financial statements;

•	to review the reports and recommendations of the Fund’s independent auditors;

•	to provide an avenue of communication among the independent auditors, management, and the Board of Directors; and

•	to address any matters between the Fund and its independent auditors regarding financial reporting.

During 2019, the Audit Committee was comprised of two Directors, who currently are Alice C. Brennan and Herbert M. Chain, each of whom is an independent director.

The Audit Committee has a written charter, a copy of which was attached as Appendix B to the Fund’s proxy statement related to the 2016 Annual Meeting of Shareholders.

SEC rules recommend that an audit committee have a member who is a “financial expert.” The SEC rules do not require that an audit committee financial expert have any additional duties, obligations or liabilities, and he is not considered an expert under the Securities Act of 1933. The Board of Directors determined that Herbert M. Chain satisfies the standard for “audit committee financial expert” within the meaning of the rules.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was created in January 2004 and is responsible for nominating individuals to serve as Directors and to address such governance matters as the Board may request from time to time.

In its assessment of each potential nominee for Director, the Committee reviews the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives, and such other factors as the Committee may determine. The Committee also takes into account the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities. The Committee has no formal policy regarding the consideration of nominees for election as directors that may be recommended by shareholders of the Fund, but would consider any qualified persons who might be recommended by shareholders in appropriate circumstances.

During 2019, the Nominating and Corporate Governance Committee held one meeting and is comprised of two independent Directors, who currently are Alice C. Brennan and Herbert M. Chain.

The Nominating and Corporate Governance Committee has a written charter, a copy of which is attached as Appendix A to the Fund’s proxy statement.

Pricing Committee. The Pricing Committee held one meeting in 2019 and is comprised of Alice C. Brennan and Herbert M. Chain.

Director Compensation. The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. Directors who are not interested persons of either the Fund or its investment adviser, Horizon Kinetics Asset Management LLC, currently receive no fee but are entitled to out-of-pocket expenses for each quarterly meeting attended. For the fiscal year ended December 31, 2019, the aggregate compensation paid by the Fund to each Director, and the aggregate compensation paid by any other funds in a Fund Complex with the Fund to each Director, is set forth below:

Name of Director	Aggregate Deferred Compensation from Fund	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total 2017 Compensation from Fund and Fund Complex(3)
Russell Cleveland(1)	$ 0	$ 0	$ 0	$ 0
Murray Stahl(2)	$ 0	$ 0	$ 0	$ 0
Alice C. Brennan	$ 0	$ 0	$ 0	$ 0
Herbert M. Chain	$ 0	$ 0	$ 0	$ 0
Eric Sites(2)	$ 0	$ 0	$ 0	$ 0

(1)	Mr. Cleveland is an “interested person” as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

(2)	Horizon Kinetics Asset Management LLC is the investment adviser to the Fund and Mr. Stahl and Mr. Sites are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being officers and directors of Horizon Kinetics Asset Management LLC, and in Mr. Stahl’s case, a director and beneficial owner of outstanding securities of Horizon Kinetics Asset Management LLC.

(3)	The term “Fund Complex” means all 1940-Act-registered investment funds, or separate portfolios of such a fund, which share a common investment adviser (or have investment advisers that are affiliated persons) or which hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped into a Fund Complex with any other such funds.

Compensation Committee Interlocks and Insider Participation.

During the last completed fiscal year of the Fund, no executive officer of the Fund was a director or member of a compensation committee of any entity of which a member of the Fund’s Board was or is an executive officer.

The Board recommends that the shareholders vote FOR the election of ALICE C. BRENNAN AND ERIC SITES as class ONE directors.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF AUDITOR

The Board of Directors selected Tait, Weller & Baker LLP to audit the Fund for the fiscal year ending December 31, 2019. Tait, Weller & Baker LLP was appointed as independent auditor to the Fund by Horizon Kinetics Asset Management LLC on April 20, 2017 and also served as the Fund’s independent auditor for the fiscal year ended December 31, 2018. Its selection was approved by the vote of a majority of the Board of Directors, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act.

Tait, Weller & Baker LLP performed the Fund’s audit for the fiscal year(s) ended December 31, 2018 and December 31, 2019. There were no disagreements between the Fund and Tait, Weller & Baker LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker LLP, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such year.

During the Fund’s two most recent fiscal years ended December 31, 2019 and December 31, 2018, and in the subsequent interim period through June 30, 2020, there were no “reportable events” (as defined in Item 304(a)(l)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended).

A representative of Tait, Weller & Baker LLP, is expected to attend the Annual Meeting, and will respond to appropriate questions from shareholders and will have the opportunity to make a statement, should he or she so desire.

The following table presents fees paid by the Fund for professional services rendered by Tait, Weller & Baker LLP, for the fiscal year ended December 31, 2019 and for the fiscal year ended December 31, 2018.

Fee Category	Fees for 2018		Fees for 2019
Audit Fees	$33,000		$29,000
Audit-Related Fees	0		0
Tax Fees	4,000		4,000
All Other Fees	2,080	*	0
Total Fees	$39,080		$33,000

*	Other fees noted relate to fees charged by prior principal accountant for deconversion costs.

Audit Fees were for professional services rendered for the audit of the Fund’s annual financial statements. No tax or other non-audit fees were incurred or paid by the Fund to the independent audit firm of Tait, Weller & Baker LLP or BKD, LLP, the Fund’s prior principal accountant, for either of the fiscal years indicated in the table.

The Audit Committee has adopted a pre-approval policy that provides for the prior consideration by the Audit Committee of any audit or non-audit services that may be provided by its independent auditor to the Fund. Audit services were approved as delineated on the auditor’s engagement letter before services were commenced. No tax or other non-audit fees were pre-approved with regard to the auditor for the fiscal year ended December 31, 2019. Neither has the Audit Committee pre-approved its auditor’s providing any non-audit services for the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, nor is it aware of any such situation that would require its pre-approval.

Tait, Weller & Baker LLP’s address is 50 South 16th Street, Suite 2900, Philadelphia, PA 19102. No conflicts between the Fund and the auditor occurred during the conduct of the audit for the year ended December 31, 2019.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2019, with the Fund’s management. The Audit Committee has discussed with Tait, Weller & Baker LLP, the Fund’s independent auditor, the matters required to be discussed by the standards of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter of Tait, Weller & Baker LLP, required by current authoritative standards and has discussed with the auditor its independence.

Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2019. The Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2019, which includes the Fund’s audited financial statements for that year, was previously distributed to the Fund’s shareholders.

The affirmative vote of a majority of shares present, in person (virtually) or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditors.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF TAIT, WELLER & BAKER LLP, AS THE FUND’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

DISSENTER’S RIGHTS

The Texas Business Organizations Code does not grant shareholders of a Texas corporation dissenter’s rights with respect to any of the Proposals covered by this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund’s officers and Directors and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership with the SEC. Such reporting individuals are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms that they file.

To the Fund’s knowledge, all Section 16(a) filings relating to the Fund’s common stock applicable to its officers, Directors, and greater-than-10% beneficial owners were timely filed for the fiscal year ended December 31, 2019.

SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper Proposals for inclusion in the Fund’s proxy statement for consideration at its Annual Meeting of Shareholders by submitting Proposals to the Fund in a timely manner. A shareholder may submit a Proposal for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2020, if such Proposal is submitted to the Fund on or prior to the 120th day before the date in 2020 that is the same date as the date on which the Proxy Statement for last year’s Annual Meeting was mailed, which submission deadline was December 29, 2019. Any Shareholder Proposal to be submitted for consideration at the Annual Meeting to be held in 2020 was required to have been sent prior to December 4, 2019, to Corporate Secretary, RENN Fund, Inc., c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, 3rd Floor South, New York, NY 10016.

OTHER BUSINESS

As provided by Texas law and the Fund’s bylaws, only business within the purposes described in the accompanying notice may be conducted at the virtual Annual Meeting. If any other matter within such purposes properly comes before the virtual Annual Meeting or any adjournment(s), then the persons named in the proxy will vote on such matters pursuant to the proxy in their discretion and as they deem appropriate.

Unless you submit instructions to the contrary to the Fund, annual reports to shareholders, proxy materials, and notices of internet availability of proxy materials will be furnished by “householding,” that is, only one set of materials, together with the appropriate number of proxy cards, will be sent to any residential address on record for more than one shareholder. You may request in writing or by telephone that in the future you should be sent an individual set of materials, in which case you will then commence receiving individual sets of materials for any mailings occurring 30 days or more after your request. To make such a request you should contact our transfer agent, American Stock Transfer & Trust Company, LLC at 6201 15th Avenue, Brooklyn, New York 11219, telephone (718) 921-8200, Extension 6412. You may also access a copy of the proxy materials (but not a votable copy of the proxy card) from the Fund’s website at www.rencapital.com.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Generally, shareholders who have questions or concerns regarding the Fund should contact Board of Directors of RENN Fund, c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, 3rd Floor South, New York, NY 10016. All communications must contain a clear notation indicating that it is a “Shareholder—Board Communication” or a “Shareholder—Director Communication” and must identify the author as a shareholder. The Corporate Secretary will forward the correspondence, if appropriate, to the Chairman of the Board or to any individual Director to whom the communication is directed. The Fund reserves the right not to forward to the Board any communication that is hostile, threatening, illegal, not reasonably related to the Fund or its business, or similarly inappropriate. The Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be proper with respect to any inappropriate communications.

You are cordially invited to attend the virtual Annual Meeting of Shareholders in person (virtually). However, whether or not you plan to attend the virtual Annual Meeting, you are requested to promptly vote your proxy online, or by telephone, or by completing, signing, and returning the proxy card in the enclosed postage-paid envelope. Please refer to the proxy card for details.

By Order of the Board of Directors,

Jay Kesslen

Corporate Secretary

New York, New York

July 1, 2020

RENN FUND, INC.

FOR THE ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 15, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of RENN Fund, Inc. (the "Fund") acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Fund and hereby appoints Murray Stahl and Jay Kesslen, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held virtually on Tuesday, September 15, 2020, at 1:00 p.m., Eastern Standard Time, and at all postponements or adjournments thereof, as indicated on this proxy. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and on such other matters as may properly come before the meeting (or any postponements or adjournments thereof) pursuant to the proxy in their discretion and as they deem appropriate. If there are not enough votes to approve any Proposals at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies.

(Continued and to be signed on the reverse side.)